UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 4, 2025

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 478-7808

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	RDNT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On December 4, 2025, RadNet, Inc. (the “Company”) filed a shelf registration statement on Form S-3 (File No. 333-291945) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) in order to maintain an effective shelf registration statement.

On December 4, 2025, the Company also filed with the SEC a prospectus supplement dated December 4, 2025 to the Registration Statement. The prospectus supplement (the “Resale Prospectus Supplement”) was filed to register for resale from time to time by the selling stockholders referenced in the prospectus supplement of up to 73,567 shares of the Company’s common stock, par value $0.0001 per share (the “Resale Shares”). Any such resales will be made under the Registration Statement and the Resale Prospectus Supplement. The Resale Prospectus Supplement supersedes the prospectus supplement and the accompanying prospectus previously filed by the Company with respect to the Resale Shares and relating to the Company’s prior shelf registration statement.

In connection with the prospectus supplement, the Company is filing the opinion of its counsel, Reed Smith LLP, regarding the legality of the securities being registered, which opinion is attached as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Reed Smith LLP.
23..1	Consent of Reed Smith LLP (included in Exhibit 5.1).
104	Cover Page Interactive Date File - the cover page XBRL tags are embedded within the Inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2025	RADNET, INC.

	By:	/s/ Mark Stolper
Mark Stolper
Chief Financial Officer

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